UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2011

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Indenture and Notes

On March 25, 2011, Acquisition Co. Lanza Parent, a Delaware corporation (the “Stage I Issuer”) and wholly-owned subsidiary of Kratos Defense & Security Solutions, Inc. (“Kratos”), issued $285 million in aggregate principal amount of its 10% Senior Secured Notes due 2017 (the “Stage I Notes”).  The Stage I Issuer received approximately $301 million in net cash proceeds from the offering, which includes an approximate $20 million of issuance premiums, which proceeds will be used, together with cash contributions from Kratos, to finance the acquisition (the “Acquisition”) of all of the outstanding shares of common stock of Herley Industries, Inc. (“Herley”), to pay related fees and expenses and for general corporate purposes.

The Stage I Notes were issued under an Indenture dated as of March 25, 2011 (the “Stage I Indenture”), by and among the Stage I Issuer, the Stage I Issuer’s existing and future domestic subsidiaries party thereto, as guarantors, and Wilmington Trust FSB, as trustee (“Wilmington”). The Stage I Notes were sold inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The following is a brief description of the material provisions of the Stage I Indenture and the Stage I Notes.

Interest — The Stage I Notes will bear interest at a rate of 10% per annum. The Stage I Issuer will pay interest on the Stage I Notes in cash semi-annually, in arrears, on June 1 and December 1 of each year, beginning on June 1, 2011.  Interest payable on such first interest payment date will be for interest, including pre-issuance interest, accrued from December 1, 2010.

Maturity — The Stage I Notes will mature on June 1, 2017. All principal will be paid at maturity.

Stage I Guarantees — The Stage I Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the Stage I Issuer’s existing and future domestic subsidiaries (the ‘‘Stage I Guarantors’’) pursuant to guarantees (the ‘‘Stage I Guarantees’’) under the Stage I Indenture. Unless the Acquisition is consummated, the only Stage I Guarantor will be Lanza Acquisition Co., a Delaware corporation (‘‘Acquisition Co.’’) and an indirect wholly-owned subsidiary of Kratos, and neither Kratos nor Herley or any of their respective subsidiaries (other than Acquisition Co.) will be obligated to assume any liability with respect to the Stage I Notes.

Security — The Stage I Notes and the Stage I Guarantees will be secured by a lien on substantially all of the Stage I Issuer’s and the Stage I Guarantors’ assets, subject to certain exceptions (e.g., none of the capital stock of Herley acquired by Acquisition Co. will secure the Stage I Notes until the consummation of the Acquisition) and permitted liens.

Ranking — The Stage I Notes and the Stage I Guarantees will rank senior in right of payment to all of the Stage I Issuer’s and the Stage I Guarantors’ existing and future subordinated indebtedness and equal in right of payment with all of the Stage I Issuer’s and the Stage I Guarantors’ existing and future senior indebtedness.

Special Redemption — If the Acquisition has not been consummated on or prior to June 23, 2011, the 90th day following the consummation of the offering of the Stage I Notes (the ‘‘Acquisition Deadline Date’’), the Stage I Issuer will be required to make a special redemption to redeem all of the Stage I Notes at a redemption price equal to 107% of the principal amount of the Stage I Notes (exclusive of pre-issuance interest), together with accrued but unpaid interest (including, for the avoidance of doubt, pre-issuance interest) thereon to the date of such redemption.

Exchange Redemption — If the Acquisition shall have occurred on or prior to the Acquisition Deadline Date, promptly following the consummation of the Acquisition, (i) the Stage I Issuer will merge with and into Kratos at which time Kratos will assume the obligations of the Stage I Issuer under the Stage I Notes and become the Stage I Issuer under the Stage I Indenture and (ii) Kratos, as the Stage I Issuer, shall redeem all of the Stage I Notes then outstanding (the ‘‘Stage II Notes Exchange Redemption’’) at a redemption price equal to 100% of the aggregate principal amount thereof by issuing in exchange therefor its 10% Senior Secured Notes due 2017 (the “Stage II Notes”) in an aggregate principal amount equal to the aggregate principal amount of the Stage I Notes. Any accrued interest not then due under the Stage I Notes will be evidenced by, and payable under, the Stage II Notes in accordance with the terms thereof.  The Stage II Notes so issued will constitute an additional issuance of Kratos’ 10% Senior Secured Notes due 2017 issued under that certain indenture, dated as of May 19, 2010 (the ‘‘Existing Kratos Indenture’’), among Kratos, the guarantors party thereto (the “Stage II Guarantors”) and Wilmington Trust, as trustee and collateral agent, under which Kratos previously issued $225.0 million in aggregate principal amount of its 10% Senior Secured Notes due 2017.

Optional Redemption; Change of Control Offer; Asset Sale Offer — The Stage I Notes will be subject to optional redemption prior to maturity. The Stage I Issuer will be obligated to make an offer to repurchase the Stage I Notes upon certain change of control events and certain asset sales.

The Stage I Notes were issued pursuant to a Purchase Agreement, dated March 22, 2011 (the “Purchase Agreement”), by and among Kratos, the Stage I Issuer, Acquisition Co., and Jefferies & Co., Inc., as representative for the initial purchasers.  Kratos previously announced the execution of the Purchase Agreement on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 23, 2011.  A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The foregoing summary of the Stage I Notes and Stage I Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stage I Indenture, which includes the Form of the Stage I Notes, a copy of which is attached hereto as Exhibit 4.1 and the terms of which are incorporated herein by reference.

A copy of Kratos’ press release, dated March 25, 2011, announcing the issuance of the Stage I Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Security Agreement

In connection with the issuance of the Stage I Notes, the Stage I Issuer and Acquisition Co. entered into a security agreement with Wilmington Trust FSB, as collateral agent (the “Security Agreement”), the terms of which are described above under “Stage I Notes—Security.” The foregoing summary of the Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Security Agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Stage I Notes, Kratos entered into a registration rights agreement with the initial purchasers (the “Registration Rights Agreement”), the Stage I Issuer, the Stage I Guarantors and the Stage II Guarantors, pursuant to which Kratos agreed to use commercially reasonable efforts to register with the SEC a new issue of notes having substantially identical terms as the Stage I Notes or, if the Stage II Notes Exchange Redemption is consummated, the Stage II Notes as part of an offer to exchange freely tradable notes, which are referred to herein as exchange notes, for the Stage I Notes or, if the Stage II Notes Exchange Redemption is consummated, the Stage II Notes. Pursuant to the Registration Rights Agreement, the Stage I Issuer or, if the Stage II Notes Exchange Redemption is consummated, Kratos has agreed (1) to file an exchange offer registration statement with the SEC within 120 days after the closing of the offering of the Stage I Notes, (2) to use commercially reasonable efforts to have the exchange offer registration statement declared effective within 180 days after the closing of the offering of the Stage I Notes, and (3) unless the exchange offer would not be permitted by applicable law or SEC policy, to use commercially reasonable efforts to consummate the exchange offer within 30 business days, or longer if required by the U.S. federal securities laws, after the date on which the exchange offer registration statement was declared effective by the SEC. In certain circumstances, the Stage I Issuer or, if the Stage II Notes Exchange Redemption is consummated, Kratos may be required to file a shelf registration statement to cover resales of the Stage I Notes or, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Notes. If the Stage I Issuer or Kratos, as applicable, fails to satisfy these obligations, it will pay additional interest to holders of the Stage I Notes or, if the Stage II Notes Exchange Redemption is consummated, the Stage II Notes under certain circumstances.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2 and the terms of which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 25, 2011, pursuant to an Agreement and Plan of Merger dated as of February 7, 2011 (the “Merger Agreement”), by and among Kratos, Acquisition Co. and Herley, Acquisition Co. acquired 13,225,532 shares of Herley common stock representing approximately 93.7% of all outstanding shares of Herley common stock in a tender offer to purchase all of the outstanding shares of Herley common stock (the “Offer”), including 302,994 shares representing approximately 2.1% of all outstanding shares of Herley common stock which were tendered by notice of guaranteed delivery, giving Acquisition Co. control of Herley.  The tendered shares of Herley Common Stock represent approximately 84.7% of all outstanding shares of Herley common stock on a fully-diluted basis.  The foregoing calculations are based on information obtained from the depositary, as of the expiration of the initial offering period at 12:00 midnight, Eastern Time, on Thursday, March 24, 2011 (the end of the day on Thursday).  The consideration for the 13,225,532 shares validly tendered and accepted for payment by Acquisition Co. in the Offer totaled approximately $245 million in cash.

Additionally, on March 25, 2011, in connection with the completion of the initial offering period of the Offer and effective immediately following the purchase of and payment by Kratos and Acquisition Co. (pursuant to and in accordance with the terms of the Merger Agreement) for the shares of Herley common stock tendered in the Offer, Kratos designated four representatives to serve on Herley’s board of directors, replacing the Herley board members who have resigned and giving Kratos majority board representation.  Three of the previously elected Herley board members will remain on the Herley board until the merger between Acquisition Co. and Herley is completed.

Following the expiration of the initial offering period, Kratos announced that Acquisition Co. had commenced a subsequent offering period for three business days starting on March 25, 2011. The subsequent offering period will expire at 12:00 midnight, Eastern Time, on Tuesday, March 29, 2011 (the end of the day on Tuesday). During this subsequent offering period, Herley stockholders who did not previously tender their shares into the Offer may do so and will promptly receive the same $19.00 per share cash consideration paid during the initial offering period. The guaranteed delivery procedures may not be used during the subsequent offering period and shares tendered during the subsequent offering period may not be withdrawn.

Pursuant to the terms and conditions of the Merger Agreement, following the consummation of the Offer, Acquisition Co. will merge with and into Herley with Herley surviving as an indirect wholly owned subsidiary of Kratos (the “Merger”).  At the effective time of the Merger, each share of Herley common stock that is not tendered and accepted pursuant to the Offer (other than shares held in the treasury of Herley or owned, directly or indirectly, by Acquisition Co., the Stage I Issuer, Kratos or any subsidiary of Kratos or Herley or any subsidiary of Herley immediately prior to the effective time of the Merger, and other than dissenting shares) will be canceled and converted into the right to receive cash $19.00 per share in cash, without interest, on the terms and subject to the conditions set forth in the Merger Agreement.  Assuming Acquisition Co. has acquired at least 90% of the outstanding common stock of Herley following the expiration of the subsequent offering period, the Merger is expected to occur promptly thereafter, followed by a subsequent roll-up merger of the Stage I Issuer, the direct parent to Herley following the Merger, with and into Kratos, resulting in Herley becoming a direct, wholly-owned subsidiary of Kratos.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Annex A to the Prospectus Supplement dated February 7, 2011, pursuant to the Registration Statement on Form S-3 of Kratos Defense & Security Solutions, Inc. (File No. 333-161340)), and the terms of which are incorporated herein by reference.

A copy of Kratos’ press release, dated March 25, 2011, announcing the completion of the initial offering period of the Offer and the commencement of the subsequent offering period, a copy of which was filed as Exhibit 99(a)(5)(D) to Kratos’ Schedule TO-T/A, filed with the SEC on March 25, 2011, and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Statements.

The pro forma financial statements required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

4.1

Indenture, dated March 25, 2011, by and among Acquisition Co. Lanza Parent, the guarantors named therein and a party thereto, and Wilmington Trust FSB, as trustee and collateral agent (including the Form of 10% Senior Secured Notes).

4.2

Registration Rights Agreement, dated March 25, 2011, by and among Kratos Defense & Security Solutions, Inc., Acquisition Co. Lanza Parent, Lanza Acquisition Co., the guarantors named therein, Jefferies & Company, Inc., KeyBanc Capital Markets Inc., and Oppenheimer & Co. Inc.

10.1

Purchase Agreement, dated March 25, 2011, by and among Kratos Defense & Security Solutions, Inc., Acquisition Co. Lanza Parent, Lanza Acquisition Co., the guarantors named therein, Jefferies & Company, Inc., KeyBanc Capital Markets Inc., and Oppenheimer & Co. Inc.

	10.2	Security Agreement, dated March 25, 2011, by and among Acquisition Co. Lanza Parent, Lanza Acquisition Co., and Wilmington Trust FSB, as collateral agent.

	99.1	Press release dated March 25, 2011, regarding the closing of the sale of the Stage I Notes.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: Kratos’ intended use of the net proceeds from the issuance of the Stage I Notes; the exchange of the Stage I Notes for the Stage II Notes; the completion of the Merger; and other statements that are not purely statements of historical fact.  These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made, and Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deanna H. Lund
Deanna H. Lund
Vice President, Chief Financial Officer

Date: March 25, 2011